SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 1, 1999
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number


                     Ohio                                 31-0987416
----------------------------------------------        ---------------------
(State or other jurisdiction of incorporation)          (I.R.S. Employer
                                                      Identification Number)

          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                                45750
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (614) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On July 1, 1999, one of Peoples Bancorp Inc.'s subsidiaries, The Peoples Banking and Trust Company, opened it's newest financial services facility in Wood County, West Virginia.
         The sales office is located at the recently renovated Wal*Mart supercenter located at 701 Grand Central Avenue, Vienna, West Virginia. The opening of this banking center is described in the news release issued on July 1, 1999, included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

              EXHIBIT NUMBER        DESCRIPTION

                  99                News Release issued July 1, 1999

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  July 1, 1999                      PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                                   By:    /s/ ROBERT E. EVANS
                                          Robert E. Evans
                                          President and Chief Executive Officer







                                INDEX TO EXHIBITS


Exhibit Number                     Description                      Page
--------------           ---------------------------------    ------------------

    99                   News Release issued July 1, 1999             4